UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   April 8, 2011

Acantha Acquisition Corp.

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-54120	To be applied
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

c/o Harvard Business Services, Inc.

16192 Coastal Highway

Lewes, DE, 19958

_____________________________________________

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

+030 2061408

______________________________

(ISSUER TELEPHONE NUMBER)

2000 Hamilton Street, #943, Philadelphia, PA 19130

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the U.S. Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 8, 2011, the Company’s Board of Directors approved to change the name of the Registrant from “Acantha Acquisition Corp.” to “Euramerica Holdings Corp.”

The name change was also approved by a majority shareholder vote without conducting a shareholders’ meeting as permitted by the Delaware Corporation Act.

The effective date of this amendment will take place as soon as the Registrant files an amendment to the Registrant’s Certificate of Incorporation, with the Delaware Secretary of State, and receives a notification from the State of Delaware that such change had been made in the corporate charter of the Registrant, and is on file with the State of Delaware.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
None
(b)	Pro Forma Financial Information
None
(c)	Exhibits.

1.1

Amendment to the Certificate of Incorporation of the Registrant to change name to Euramerica Holdings Corp.

1.2

Written Consent by the Majority Shareholder of the Company to change name to Euramerica Holdings Corp.

1.3

Unanimous Written Consent by the Board of Directors of the Registrant approving name change to Euramerica Holdings Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ACANTHA ACQUISITION CORP.

(Registrant)

By:	/s/ Antonio Beccari
Name: Antonio Beccari Title: President and Chief Executive Officer

Dated: April 8, 2011

EXHIBIT 99.1

STATE OF DELAWARE

CERTIFICATION OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF

ACANTHA ACQUISITION CORP.

A corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of Acantha Acquisition Corp. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "First" so that, as amended, said Article shall be and read as follows:

The name of the corporation is hereby amended to Euramerica Holdings Corp.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment

IN WITNESS WHEREOF, said Acantha Acquisition Corp. has caused this certificate to be signed by Antonio Beccari, an Authorized Officer, this 8th day of April, 2011.

/s/ Antonio Beccari

By: _________________________________

Authorized Officer

Title:  President

Name:  Antonio Beccari

Print or type

EXHIBIT 99.2

WRITTEN CONSENT

BY THE SHAREHOLDERS OF

ACANTHA ACQUISITION CORP.

IN LIEU OF A MEETING

Pursuant to Section 228 of the Delaware General Corporation Law, as amended, which provides that any action required to be taken at a meeting of the shareholders of a Delaware corporation may be taken without a meeting, without notice or a vote if consents in writing are signed by holders of outstanding common stock having not less than the minimum number of votes necessary to authorize such action at a meeting at which all shares entitled to vote are present, the undersigned being shareholders of Acantha Acquisition Corp., a Delaware corporation (the “Corporation”), do hereby take, ratify, affirm, and approve the following actions:

WHEREAS, Antonio Beccari is the beneficial owner of 31,390,000 shares of common stock of the Corporation, which constitutes approximately 100% of the total issued and outstanding common stock of the Corporation;

WHEREAS, Antonio Beccari has executed this consent to provide his consent as the majority shareholder to an amendment to the Certificate of Incorporation for the Corporation to change the Corporation's name; it is therefore

RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing the Article thereof numbered “First” so that, as amended, said Article shall be and read as follows:

“FIRST:  The name of the corporation shall be Euramerica Holdings Corp.”

RESOLVED, that the appropriate officers of the Corporation be, and they hereby are, authorized and directed to take all such further actions and to execute and deliver all such instruments and documents in the name and on behalf of the Corporation, and under its corporate seal or otherwise, as in their judgment shall be necessary, proper, or advisable in order to fully carry out the intent and to accomplish the purposes of the foregoing resolutions.

The undersigned, being the majority shareholder of the Corporation, hereby unanimously consent to, approve, and adopt the foregoing actions as of the 8th of April, 2011, notwithstanding the actual date of the signing.

Acantha Acquisition Corp.

/s/ Antonio Beccari

_______________________________________

By: Antonio Beccari

Title: President

EXHIBIT 99.3

UNANIMOUS WRITTEN CONSENT

BY THE BOARD OF DIRECTORS OF

ACANTHA ACQUISITION CORP.

IN LIEU OF A MEETING

Pursuant to the General Corporation Law of the State of Delaware, as amended, which provides that any action required to be taken at a meeting of the board of directors of a Delaware corporation may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the directors, the undersigned, being all of the directors of Acantha Acquisition Corp., a Delaware corporation (the “Corporation”), do hereby waive any and all notices that may be required to be given with respect to a meeting of the directors of the Corporation and do hereby take, ratify, affirm, and approve the following actions:

RESOLVED, that it is in the best interest of the Corporation to amend its Certificate of Incorporation to change the name of the Corporation to “Euramerica Holdings Corp.”;

RESOLVED, that the Corporation hereby recommends that shareholders approve a resolution that the Certificate of Incorporation of this Corporation be amended by changing the Article thereof numbered “First” so that, as amended, said Article shall be and read as follows:

“FIRST:  The name of the corporation shall be Euramerica Holdings Corp.”

RESOLVED, that the appropriate officers of the Corporation be, and they hereby are, authorized and directed to take all such further actions and to execute and deliver all such instruments and documents in the name and on behalf of the Corporation, and under its corporate seal or otherwise, as in their judgment shall be necessary, proper, or advisable in order to fully carry out the intent and to accomplish the purposes of the foregoing resolutions.

The undersigned, being all of the directors of the Corporation, hereby unanimously consent to, approve, and adopt the foregoing actions as of the 8th of April, 2011, notwithstanding the actual date of the signing.

/s/ Antonio Beccari

By: Antonio Beccari Its: Director Dated: April 8, 2011